UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 19, 2007

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, IL	60085
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)    (847) 887-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2007, Mr. Ronald Eidell, who currently serves as a director of the Company, advised the Board of Directors that he did not wish to stand for re-nomination to the Board. Mr. Eidell advised the Board that he was declining to stand for re-election for personal reasons and not as the result of any disagreement with management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ Laurence P. Birch
Laurence P. Birch,
President and Chief Executive Officer

Dated: June 21, 2007